SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS:

DWS Dreman International Value Fund

The following information replaces similar disclosure in the “TAX INFORMATION” section of the fund’s prospectus:

The fund’s distributions (dividend distributions are expected to be paid quarterly and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax deferred investment plan.

The following information replaces the second paragraph in the “UNDERSTANDING DISTRIBUTIONS AND TAXES” section of the fund’s prospectus:

The fund intends to pay dividends to its shareholders in March, June, September and December. Long–term and short–term capital gains are paid in December. If necessary the fund may distribute at other times as well.

Please Retain This Supplement for Future Reference

October 14 2010
PROSTKR-1